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                                                                EXHIBIT 10.16(c)

                                 SWING LINE NOTE

$2,000,000                                                    New York, New York
                                                                October 24, 2003

         FOR VALUE RECEIVED, each of the undersigned, STANADYNE CORPORATION, a corporation organized under the laws of the State of Delaware ("Stanadyne") and PRECISION ENGINE PRODUCTS CORP., a corporation organized under the laws of the State of Delaware ("Precision"; and together with Stanadyne, collectively, the "Borrowers"), HEREBY PROMISE TO PAY, jointly and severally, to the order of GMAC COMMERCIAL FINANCE LLC , a Delaware limited liability company ("Swing Line Lender"), at the offices of GMAC COMMERCIAL FINANCE LLC, as collateral agent and administrative agent ("Agent"), at 461 Fifth Avenue, 21st Floor, New York, New York 10017, or at such other place in the United States of America as Agent may from time to time designate, in lawful money of the United States of America and in immediately available funds, the amount of TWO MILLION DOLLARS AND ($2,000,000) or, if less, the aggregate unpaid amount of all Swingline Loans made to the undersigned under the "Loan Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

         This Swing Line Note is issued pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among Agent, the lenders from time to time party thereto ("Lenders"), Borrowers, and Stanadyne Automotive Holding Corp. (as the same now exists or may hereafter be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified, the "Loan Agreement") and is entitled to the benefit and security of the Loan Agreement and Other Documents. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swingline Loan made by Swing Line Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Swing Line Note in respect of the Swingline Loans made by Swing Line Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.

         If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, except as provided in the Loan Agreement, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Swing Line Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers, except as provided in the Loan Agreement.

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         EACH BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH BORROWER AND AGENT OR SWING LINE LENDER OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH BORROWER HEREBY CONSENTS THAT ANY SUCH CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A
JURY, AND THAT SUCH BORROWER AND/OR AGENT AND/OR SWING LINE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                                 STANADYNE CORPORATION

                                 By:    \s\ Stephen S. Langin
                                        ----------------------------------------

                                 Name:  Stephen S. Langin

                                 Title: Vice President & Chief Financial Officer

                                 PRECISION ENGINE PRODUCTS CORP.

                                 By:    \s\ Stephen S. Langin
                                        ----------------------------------------

                                 Name:  Stephen S. Langin

                                 Title: Vice President & Chief Financial Officer

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